Subsequent Events	9 Months Ended
Sep. 30, 2014
Subsequent Events [Abstract]
Subsequent Events

22. Subsequent Events

We have evaluated subsequent events through March 10, 2014, the issuance date of our consolidated financial statements.

Modification to our Amended and Restated Credit Agreement—On February 20, 2014, we entered into an agreement to modify our Amended and Restated Credit Agreement. The modification reduces the Term Loan B’s applicable margin for Eurocurrency and Base rate borrowings to 3.25% and 2.25%, respectively, with a step down to 3.00% and 2.00%, respectively, if the Senior Secured Leverage Ratio is less than or equal to 3.25 to 1.00. It also reduces the Eurocurrency rate floor to 1.00% and the Base rate floor to 2.00%. The repriced Term Loan B includes a 1% Repricing Premium if we pay off or refinance all or a portion of the Term Loan B within six months of February 20, 2014.

In addition to repricing Term Loan B, the agreement provides for an incremental revolving commitment due February 19, 2019 of $53 million, increasing the Revolver from $352 million to $405 million. In addition, we extended the maturity date of $317 million of the Revolver to February 19, 2019. The commitments maturing February 19, 2019 include an accelerated maturity date of November 19, 2018 if, as of that date, borrowings under the Term Loan B (or permitted refinancings) remain outstanding and mature before February 18, 2020.

Disposition of Certain Assets of Travelocity—In February 2014, as a further step in our restructuring plans for Travelocity, we completed a sale of assets associated with TPN, a business-to-business private white label website offering. Under the agreement, certain portions of the sales proceeds received and to be received through earn-out provisions are contingent upon certain events occurring, and therefore will not be recognized in our results of operations until those contingencies have been realized. In addition, Travelocity has entered into a Transition Services Agreement with the acquirer and will be providing services to maintain the websites and certain technical and administrative functions for the acquirer until a complete transition occurs. The proceeds to be received under the sale agreement and the transition services agreement will be allocated across these multiple agreements based on a relative fair value allocation. We currently do not estimate the amount of proceeds to be recognized at the time of sale to be significant. Assets held and no longer used or assets sold to the buyer as a result of the disposition will be written off against the sales proceeds, recognized as a part of operating income, the amounts of which are not expected to be material.

Expedia SMA—On March 6, 2014, we amended and restated the Expedia SMA to reflect changes in certain commercial terms. As part of our negotiations to amend and restate the Expedia SMA, we also agreed to a separate Expedia Put/Call agreement that supersedes the previous put/call arrangement, whereby Expedia may acquire, or we may sell to Expedia, certain assets relating to the Travelocity business. Our put right may be exercised during the first 24 months of the Expedia Put/Call only upon the occurrence of certain triggering events primarily relating to implementation, which are outside of our control. The occurrence of such events is not considered probable. During this period, the amount of the put right is fixed. After the 24 month period, the put right is only exercisable for a limited period of time in 2016 and 2017 at a discount to fair market value. The call right held by Expedia is exercisable at any time during the term of the Expedia Put/Call. If the call right is exercised, although we expect the amount paid will be fair value, the call right provides for a floor for a limited time that may be higher than fair value and a ceiling for the duration of the Expedia Put/Call that may be lower than fair value.

The term of the amended and restated Expedia SMA is nine years and automatically renews under certain conditions.